Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

SKYBRIDGE DIVIDEND VALUE FUND

Class A Shares (SKYAX)

Class C Shares (SKYCX)

Class I Shares (SKYIX)

of

FUNDVANTAGE TRUST

Supplement dated March 25, 2015 to the Prospectus for the SkyBridge Dividend Value Fund (the “Fund”) dated September 1, 2014.

On page 6 of the Prospectus, the section entitled “Disclosure of Portfolio Holdings” is deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings

Information regarding the Fund’s investment returns, top portfolio holdings, sector weightings and portfolio characteristics, among other things, may be provided in quarterly materials prepared by the Adviser.  These materials are available to all investors on the Adviser’s website at www.skybridgecapital.com.  These materials will be posted to the website as soon as practicable after each quarter-end, which is typically within 15 business days of the end of each quarter. The materials generally remain available on the website until the next quarterly materials are posted. The Fund reserves the right to exclude any portion of portfolio holdings information from publication when deemed in the best interest of the Fund, and to discontinue the posting of the quarterly materials or portfolio holdings information at any time, without prior notice.

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 919-6885. The SAI may also be viewed or downloaded, free of charge, on the Adviser’s website at www.skybridgecapital.com or from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

On page 9 of the Prospectus, the following sentence is inserted at the end of the last paragraph of the section entitled “Purchase of Shares-Shares Classes”:

In addition, the Fund’s minimum investment requirement may be waived from time to time by the Adviser or the Fund under the following circumstances:  (a) qualified broker dealers who have entered into an agreement with the Fund, Adviser or the Underwriter; and (b) certain wrap programs offered by financial intermediaries.

On page 11 of the Prospectus, the section titled “Sales at Net Asset Value” is deleted in its entirety and replaced with the following:

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) authorized retirement plans serviced or sponsored by a financial intermediary provided that such financial intermediary has entered into an agreement with the Fund or Underwriter with respect to such purchases at net asset value; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) participants in no-transaction-fee programs of financial intermediaries provided that such financial intermediary has entered into an agreement with the Fund with respect to such purchases at net asset value; and (8) financial intermediaries who have entered into an agreement with the Underwriter to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.  The Fund reserves the right to modify or terminate these arrangements at any time,

On page 12, the second paragraph is deleted in its entirety and replaced with the following:

CDSC applicable to Class C shares may be waived when redeeming Class C shares: (i) purchased with reinvested dividends or capital gains; (ii) purchased through financial intermediaries who did not receive advanced sales commission payments; (iii) if, after you purchase shares, you become disabled, as defined by the Internal Revenue Service; (iv) if the Fund redeems your shares and closes your account for not meeting the minimum balance requirement; (v) if your redemption is a required retirement plan distribution; (vi) representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 701/2; (vii) upon the death of the last surviving shareholder of the account; or (viii) at the absolute discretion of the Fund and only with respect to shares held directly in an account with the Fund, for other hardships with appropriate verification.  If your redemption qualifies, you or your financial intermediary should notify the Underwriter or the Fund at the time of redemption to eliminate the CDSC. Financial intermediaries may charge additional fees for their services in connection with share transactions. The Fund may modify or cancel these terms at any time.

On page 17, the following is inserted immediately after the section titled “Late Trading”:

Exchange Privilege

You may exchange your Class A shares of the Fund for Class A shares of any other SkyBridge Fund, and vice versa, your Class C shares of the Fund for Class C shares of any other SkyBridge Fund, and vice versa and your Class I shares of the Fund for Class I shares of any other SkyBridge Fund. You should carefully read the Prospectus of the other SkyBridge Fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares of a fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day’s NAV per share. Exchange requests received after the close of the New York Stock Exchange will be treated as though received on the next business day.

Additionally, you may be able to convert your shares to a different share class of the Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Underwriter specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAV. Your total value of the initially held shares, however, will equal the total value of the converted shares.  Please contact your financial intermediary regarding the tax consequences of any conversion.

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For more information about the Fund’s investment goals, strategies, and risks, see the Fund’s Prospectus and SAI.  The Prospectus and SAI, are available, free of charge, by calling (888) 919-6885 or on the Fund’s website at www.skybridgecapital.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE